Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2018

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2018	December 31, 2017
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$45,551,348	$45,372,989
Held for investment, at amortized cost	77,043	77,041
Mortgage loans on real estate	2,699,637	2,665,531
Derivative instruments	847,741	1,568,380
Other investments	481,825	616,764
Total investments	49,657,594	50,300,705

Cash and cash equivalents	723,784	1,434,045
Coinsurance deposits	4,871,912	4,858,289
Accrued investment income	454,519	429,008
Deferred policy acquisition costs	3,039,311	2,714,523
Deferred sales inducements	2,219,597	2,001,892
Deferred income taxes	159,601	38,147
Other assets	175,006	254,127
Total assets	$61,301,324	$62,030,736

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$56,072,140	$56,142,673
Other policy funds and contract claims	280,072	282,884
Notes payable	494,215	494,093
Subordinated debentures	242,667	242,565
Amounts due under repurchase agreements	137,223	—
Income taxes payable	72,191	34,285
Other liabilities	1,455,826	1,984,079
Total liabilities	58,754,334	59,180,579

Stockholders' equity:
Common stock	89,984	89,331
Additional paid-in capital	798,835	791,446
Accumulated other comprehensive income	399,982	724,599
Retained earnings	1,258,189	1,244,781
Total stockholders' equity	2,546,990	2,850,157
Total liabilities and stockholders' equity	$61,301,324	$62,030,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2018	2017
Revenues:
Premiums and other considerations	$9,053	$9,402
Annuity product charges	50,723	43,572
Net investment income	510,784	485,597
Change in fair value of derivatives	(451,083)	386,533
Net realized gains on investments, excluding other than temporary impairment ("OTTI") losses	302	2,338
OTTI losses on investments:
Total OTTI losses	(907)	—
Portion of OTTI losses recognized in (from) other comprehensive income	—	(141)
Net OTTI losses recognized in operations	(907)	(141)
Total revenues	118,872	927,301

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	12,094	11,875
Interest sensitive and index product benefits	514,095	419,139
Amortization of deferred sales inducements	100,423	62,325
Change in fair value of embedded derivatives	(867,232)	224,170
Interest expense on notes and loan payable	6,372	7,722
Interest expense on subordinated debentures	3,630	3,336
Amortization of deferred policy acquisition costs	140,639	89,678
Other operating costs and expenses	31,240	27,579
Total benefits and expenses	(58,739)	845,824
Income before income taxes	177,611	81,477
Income tax expense	36,649	27,538
Net income	$140,962	$53,939

Earnings per common share	$1.57	$0.61
Earnings per common share - assuming dilution	$1.55	$0.60

Weighted average common shares outstanding (in thousands):
Earnings per common share	90,017	88,647
Earnings per common share - assuming dilution	91,139	89,976

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Revenues:
Traditional life insurance premiums	$972	$2,989	$2,832	$2,590	$2,790
Life contingent immediate annuity considerations	8,081	5,548	5,737	5,130	6,612
Surrender charges	16,282	13,573	13,521	13,896	13,634
Lifetime income benefit rider fees	34,441	42,815	38,410	34,707	29,938
Net investment income	510,784	512,709	500,202	493,489	485,597
Change in fair value of derivatives	(451,083)	661,993	362,525	266,820	386,533
Net realized gains on investments, excluding OTTI	302	2,719	1,579	3,873	2,338
Net OTTI losses recognized in operations	(907)	(3,076)	(464)	(949)	(141)
Loss on extinguishment of debt (b)	—	—	(18,389)	(428)	—
Total revenues	118,872	1,239,270	905,953	819,128	927,301

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	821	1,528	1,898	2,020	2,185
Life contingent immediate annuity benefits and change in future policy benefits	11,273	9,007	8,925	7,966	9,690
Interest sensitive and index product benefits (c)	514,095	630,905	501,028	472,596	419,139
Amortization of deferred sales inducements (d)	100,423	65,885	14,707	33,695	62,325
Change in fair value of embedded derivatives	(867,232)	290,890	229,702	174,973	224,170
Interest expense on notes and loan payable	6,372	6,371	7,597	8,678	7,722
Interest expense on subordinated debentures	3,630	3,864	3,502	3,422	3,336
Amortization of deferred policy acquisition costs (d)	140,639	93,716	23,023	49,547	89,678
Other operating costs and expenses	31,240	29,366	28,782	25,964	27,579
Total benefits and expenses	(58,739)	1,131,532	819,164	778,861	845,824
Income before income taxes	177,611	107,738	86,789	40,267	81,477
Income tax expense (a)	36,649	70,935	29,832	13,321	27,538
Net income (a)(b)(c)(d)	$140,962	$36,803	$56,957	$26,946	$53,939

Earnings per common share	$1.57	$0.41	$0.64	$0.30	$0.61
Earnings per common share - assuming dilution (a)(b)(c)(d)	$1.55	$0.41	$0.63	$0.30	$0.60

Weighted average common shares outstanding (thousands):
Earnings per common share	90,017	89,308	89,069	88,897	88,647
Earnings per common share - assuming dilution	91,139	90,727	90,421	90,112	89,976

(a)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively.

(b)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased net income and earnings per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(c)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased net income and earnings per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $34.3 million and $48.2 million, respectively, and increased net income and earnings per common share - assuming dilution by $53.1 million and $0.59 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended March 31,
	2018	2017
Net income	$140,962	$53,939
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	23	(1,942)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(78,818)	10,977
Change in fair value of derivatives - debt	(1,832)	(247)
Income taxes	17,359	(3,105)
Non-GAAP operating income	$77,694	$59,622

Per common share - assuming dilution:
Net income	$1.55	$0.60
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	—	(0.02)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.87)	0.12
Change in fair value of derivatives - debt	(0.02)	—
Income taxes	0.19	(0.04)
Non-GAAP operating income	$0.85	$0.66

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended March 31,
	2018	2017
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$605	$(2,197)
Amortization of DAC and DSI	(582)	255
Income taxes	(5)	692
	$18	$(1,250)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(157,811)	$22,443
Interest rate caps and swap	(1,832)	(247)
Amortization of DAC and DSI	78,993	(11,466)
Income taxes	17,364	(3,797)
	$(63,286)	$6,933

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income to Non-GAAP Operating Income

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Net income (b)	$140,962	$36,803	$56,957	$26,946	$53,939
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	23	(676)	(916)	(1,559)	(1,942)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(78,818)	5,463	47,835	57,571	10,977
Change in fair value of derivatives - debt	(1,832)	(1,085)	(357)	465	(247)
Income taxes (b)	17,359	34,003	(16,281)	(19,741)	(3,105)
Non-GAAP operating income (c)(d)(e)	$77,694	$74,508	$87,238	$63,682	$59,622

Per common share - assuming dilution:
Net income	$1.55	$0.41	$0.63	$0.30	$0.60
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	—	(0.01)	(0.01)	(0.02)	(0.02)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.87)	0.06	0.52	0.64	0.12
Change in fair value of derivatives - debt	(0.02)	(0.01)	—	0.01	—
Income taxes	0.19	0.37	(0.18)	(0.22)	(0.04)
Non-GAAP operating income (c)(d)(e)	$0.85	$0.82	$0.96	$0.71	$0.66

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the new enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

(c)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $10.8 million and $0.12 per share, respectively

(d)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $31.3 million and $43.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $48.3 million and $0.53 per share, respectively.

(e)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Net realized gains on investments	$(302)	$(2,719)	$(1,579)	$(3,873)	$(2,338)
Net OTTI losses recognized in operations	907	3,076	464	949	141
Change in fair value of derivatives	707,589	(283,801)	(130,150)	(34,225)	(201,974)
Increase (decrease) in total revenues	708,194	(283,444)	(131,265)	(37,149)	(204,171)

Amortization of deferred sales inducements	(33,212)	1,499	22,442	34,550	5,459
Change in fair value of embedded derivatives	867,232	(290,890)	(229,702)	(174,973)	(224,170)
Amortization of deferred policy acquisition costs	(45,199)	2,245	29,433	46,797	5,752
Increase (decrease) in total benefits and expenses	788,821	(287,146)	(177,827)	(93,626)	(212,959)
Increase (decrease) in income before income taxes	(80,627)	3,702	46,562	56,477	8,788
Increase (decrease) in income tax expense	(17,359)	(34,003)	16,281	19,741	3,105
Increase (decrease) in net income	$(63,268)	$37,705	$30,281	$36,736	$5,683

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Capitalization:
Notes and loan payable	$500,000	$500,000	$500,000	$900,000	$500,000
Subordinated debentures payable to subsidiary trusts	246,969	246,908	246,847	246,787	246,729
Total debt	746,969	746,908	746,847	1,146,787	746,729
Total stockholders’ equity	2,546,990	2,850,157	2,762,667	2,651,408	2,436,231
Total capitalization	3,293,959	3,597,065	3,509,514	3,798,195	3,182,960
Accumulated other comprehensive income (AOCI)	(399,982)	(724,599)	(659,491)	(610,122)	(424,543)
Total capitalization excluding AOCI (a)	$2,893,977	$2,872,466	$2,850,023	$3,188,073	$2,758,417

Total stockholders’ equity	$2,546,990	$2,850,157	$2,762,667	$2,651,408	$2,436,231
Accumulated other comprehensive income	(399,982)	(724,599)	(659,491)	(610,122)	(424,543)
Total stockholders’ equity excluding AOCI (a)	$2,147,008	$2,125,558	$2,103,176	$2,041,286	$2,011,688

Common shares outstanding	89,983,823	89,331,087	88,948,986	88,756,072	88,645,741

Book Value per Share: (b)
Book value per share including AOCI	$28.30	$31.91	$31.06	$29.87	$27.48
Book value per share excluding AOCI (a)	$23.86	$23.79	$23.64	$23.00	$22.69

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	17.3%	17.4%	17.5%	28.2%	18.1%
Adjusted debt / Total capitalization	17.3%	17.4%	17.5%	28.2%	18.1%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Spread Results

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Average yield on invested assets	4.36%	4.47%	4.43%	4.45%	4.48%
Aggregate cost of money	1.82%	1.72%	1.73%	1.73%	1.77%
Aggregate investment spread	2.54%	2.75%	2.70%	2.72%	2.71%

Impact of:
Investment yield - additional prepayment income	0.03%	0.11%	0.05%	0.07%	0.07%
Cost of money effect of over hedging	0.02%	0.08%	0.06%	0.06%	0.05%

Weighted average investments	$46,898,365	$46,031,966	$45,228,136	$44,379,879	$43,552,928
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Included in interest sensitive and index product benefits:
Index credits	$423,940	$526,200	$375,019	$371,623	$321,880
Interest credited	55,067	59,065	62,725	62,930	65,178
Included in change in fair value of derivatives:
Proceeds received at option expiration	(425,557)	(535,328)	(382,949)	(378,517)	(326,552)
Pro rata amortization of option cost	168,732	156,782	150,163	145,502	141,543
Cost of money for deferred annuities	$222,182	$206,719	$204,958	$201,538	$202,049

Weighted average liability balance outstanding	$48,774,490	$48,014,427	$47,281,417	$46,478,748	$45,613,388
Annuity Account Balance Rollforward

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Account balances at beginning of period	$48,400,755	$47,628,099	$46,934,736	$46,022,759	$45,204,015
Net deposits	930,734	874,952	826,885	1,060,638	1,002,509
Premium bonuses	43,670	41,098	46,982	62,848	65,244
Fixed interest credited and index credits	479,007	585,265	437,744	434,553	387,058
Surrender charges	(16,282)	(13,573)	(13,521)	(13,896)	(13,634)
Lifetime income benefit rider fees	(34,441)	(42,815)	(38,410)	(34,707)	(29,938)
Surrenders, withdrawals, deaths, etc.	(655,219)	(672,271)	(566,317)	(597,459)	(592,495)
Account balances at end of period	$49,148,224	$48,400,755	$47,628,099	$46,934,736	$46,022,759

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
American Equity:
Fixed index annuities	$833,350	$757,160	$738,257	$953,560	$941,167
Annual reset fixed rate annuities	16,490	18,974	20,142	20,870	14,843
Multi-year fixed rate annuities	2,001	3,773	5,717	7,541	6,393
Single premium immediate annuities	10,630	7,909	6,505	4,981	5,551
	862,471	787,816	770,621	986,952	967,954
Eagle Life:
Fixed index annuities	160,564	187,888	133,503	167,632	87,672
Multi-year fixed rate annuities	8,024	32,953	10,717	19,994	23,508
	168,588	220,841	144,220	187,626	111,180
Consolidated:
Fixed index annuities	993,914	945,048	871,760	1,121,192	1,028,839
Annual reset fixed rate annuities	16,490	18,974	20,142	20,870	14,843
Multi-year fixed rate annuities	10,025	36,726	16,434	27,535	29,901
Single premium immediate annuities	10,630	7,909	6,505	4,981	5,551
Total before coinsurance ceded	1,031,059	1,008,657	914,841	1,174,578	1,079,134
Coinsurance ceded	89,695	125,796	81,451	108,959	71,074
Net after coinsurance ceded	$941,364	$882,861	$833,390	$1,065,619	$1,008,060
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2018:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.5	8.2	13.1%	$47,098,120	95.8%
Annual Reset Fixed Rate Annuities	10.8	4.3	7.5%	1,411,296	2.9%
Multi-Year Fixed Rate Annuities	6.7	2.4	5.4%	638,808	1.3%
Total	13.4	8.0	12.8%	$49,148,224	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$752,501	$2,318,604
0.0% < 2.0%	38,026	229,306
2.0% < 3.0%	15,842	222,682
3.0% < 4.0%	13,535	169,894
4.0% < 5.0%	24,181	532,196
5.0% < 6.0%	64,419	479,101
6.0% < 7.0%	62,386	798,791
7.0% < 8.0%	193,474	1,999,074
8.0% < 9.0%	214,763	2,036,165
9.0% < 10.0%	39,474	2,865,583
10.0% or greater	631,503	35,446,724
	$2,050,104	$47,098,120

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,071,105	0.00%
2018	493,943	2.44%
2019	496,602	3.61%
2020	845,159	5.49%
2021	1,347,780	7.14%
2022	1,960,056	8.50%
2023	4,769,803	10.27%
2024	5,277,373	11.67%
2025	6,076,283	12.00%
2026	5,111,147	13.32%
2027	4,367,656	14.67%
2028	2,843,790	16.25%
2029	2,986,467	18.01%
2030	2,745,553	18.42%
2031	3,322,021	18.89%
2032	2,046,147	19.32%
2033	1,154,767	19.83%
2034	232,572	19.96%
	$49,148,224	12.82%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$952,117	$1,517,682
› 0.0% - 0.25%	64,997	244,924
› 0.25% - 0.5%	248,637	3,914
› 0.5% - 1.0%	67,471	19,640
› 1.0% - 1.5%	11,801	—
1.00% ultimate guarantee - 2.52% wtd avg interest rate (a)	456,698	327,308
1.50% ultimate guarantee - 1.26% wtd avg interest rate (a)	158,204	4,218,934
2.00% ultimate guarantee - 1.86% wtd avg interest rate (a)	90,179	—
2.25% ultimate guarantee - 1.96% wtd avg interest rate (a)	—	1,024,234
3.00% ultimate guarantee - 2.15% wtd avg interest rate (a)	—	1,929,788
Allocated to index strategies (see tables that follow)	—	37,811,696
	$2,050,104	$47,098,120

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2018 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,556	$97,216	$2,691,926	$84,808	$199,615
1.75% - 3%	6,709,531	—	—	—	—
3% - 4%	971,592	13,390	—	—	—
4% - 5%	440,123	192,953	4,206,351	—	—
5% - 6%	442,181	149,746	37,242	—	—
6% - 7%	—	—	139	—	—
>= 7%	—	7,124	1,535	8,419	1,655

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$611	$418,631	$125,236	$144,011
< 20%	564,247	—	—	—
20% - 40%	917,836	185,437	—	—
40% - 60%	1,143,067	112,884	73,706	—
>= 60%	13,646	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$342,852
1.10% - 1.30%	5,527,265
1.40% - 1.60%	4,923,924
1.70% - 2.00%	3,148,315
>= 2.10%	3,197

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	255,114
2.25% - 2.75%	843,753
3.00% - 4.00%	2,212,876
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.65% based upon prices of options for the week ended April 10, 2018.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2018		December 31, 2017
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$11,433	—%	$11,876	—%
United States Government sponsored agencies	1,270,106	2.6%	1,305,017	2.6%
United States municipalities, states and territories	4,137,005	8.3%	4,166,812	8.3%
Foreign government obligations	231,671	0.5%	239,360	0.5%
Corporate securities	29,661,171	59.7%	29,956,012	59.6%
Residential mortgage backed securities	1,102,609	2.2%	1,105,567	2.2%
Commercial mortgage backed securities	5,596,882	11.3%	5,544,850	11.0%
Other asset backed securities	3,617,514	7.3%	3,120,536	6.2%
Total fixed maturity securities	45,628,391	91.9%	45,450,030	90.4%
Mortgage loans on real estate	2,699,637	5.4%	2,665,531	5.3%
Derivative instruments	847,741	1.7%	1,568,380	3.1%
Other investments	481,825	1.0%	616,764	1.2%
	$49,657,594	100.0%	$50,300,705	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2018

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$27,984,297	61.3%	Aaa/Aa/A	$27,823,308	61.0%
2	16,147,267	35.4%	Baa	16,267,301	35.7%
3	1,323,748	2.9%	Ba	1,097,231	2.4%
4	145,085	0.3%	B	156,922	0.3%
5	19,926	0.1%	Caa	152,903	0.3%
6	8,068	—%	Ca and lower	130,726	0.3%
	$45,628,391	100.0%		$45,628,391	100.0%
Watch List Securities - March 31, 2018

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$25,974	$(5,061)	$20,913	4 - 38
Energy	29,054	(6,538)	22,516	2 - 43
Industrials	2,585	(785)	1,800	41
Materials	3,990	1,172	5,162	—
Other asset backed securities:
Financials	6,036	(3,143)	2,893	58 - 84
	$67,639	$(14,355)	$53,284

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,320,008	$1,281,539	$1,320,151	$1,316,893
United States municipalities, states and territories	3,853,098	4,137,005	3,804,360	4,166,812
Foreign government obligations	227,617	231,671	228,214	239,360
Corporate securities:
Capital goods	2,482,603	2,561,017	2,405,102	2,570,734
Consumer discretionary	5,997,115	6,115,715	5,889,227	6,232,728
Energy	2,644,095	2,682,268	2,554,199	2,666,172
Financials	6,105,310	6,270,600	6,004,618	6,369,575
Industrials	301,841	301,765	283,915	291,174
Information technology	1,879,595	1,921,253	1,829,396	1,932,131
Materials	1,811,957	1,858,545	1,801,312	1,901,090
Other	989,366	1,016,899	989,641	1,052,676
Telecommunications	1,519,649	1,557,743	1,461,536	1,539,840
Transportation	1,242,529	1,268,859	1,152,637	1,218,964
Utilities	3,827,291	4,029,464	3,756,070	4,103,887
Residential mortgage backed securities:
Government agency	626,594	651,417	628,320	668,641
Prime	292,470	304,648	269,407	282,360
Alt-A	124,968	146,544	130,757	154,566
Commercial mortgage backed securities:
Government agency	552,502	547,978	554,514	564,400
Non-agency	5,132,788	5,048,904	4,977,408	4,980,450
Other asset backed securities:
Auto	298,176	297,676	298,142	299,688
Financials	2,461,188	2,471,064	1,976,720	1,986,259
Industrials	238,523	242,894	243,859	251,321
Military housing	437,207	463,800	433,840	461,452
Other	144,323	142,080	123,414	121,816
	$44,510,813	$45,551,348	$43,116,759	$45,372,989
Held for investment:
Corporate security - financials	$77,043	$69,441	$77,041	$76,460

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	March 31, 2018		December 31, 2017
	Principal	Percent	Principal	Percent
Geographic distribution
East	$563,593	20.8%	$548,067	20.5%
Middle Atlantic	166,782	6.2%	163,485	6.1%
Mountain	317,872	11.7%	308,486	11.5%
New England	12,146	0.5%	12,265	0.5%
Pacific	482,593	17.8%	466,030	17.4%
South Atlantic	613,999	22.7%	609,736	22.8%
West North Central	315,339	11.6%	324,808	12.2%
West South Central	235,028	8.7%	241,438	9.0%
	$2,707,352	100.0%	$2,674,315	100.0%

Property type distribution
Office	$270,066	10.0%	$283,926	10.6%
Medical office	32,902	1.2%	34,338	1.3%
Retail	1,051,749	38.8%	1,040,028	38.9%
Industrial/Warehouse	703,892	26.0%	677,770	25.3%
Apartment	471,097	17.4%	462,897	17.3%
Mixed use/other	177,646	6.6%	175,356	6.6%
	$2,707,352	100.0%	$2,674,315	100.0%

	March 31, 2018	December 31, 2017
Credit exposure - by payment activity
Performing	$2,705,957	$2,670,657
In workout	1,395	1,436
Delinquent	—	—
Collateral dependent	—	2,222
	2,707,352	2,674,315
Specific loan loss allowance	(696)	(1,418)
General loan loss allowance	(5,800)	(6,100)
Deferred prepayment fees	(1,219)	(1,266)
	$2,699,637	$2,665,531

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2018
First Quarter	$35.79	$28.90	$29.36	$0.00

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2018

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com